SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS
Calvert Social Investment Fund Equity Portfolio

Prospectus dated January 31, 2007,
as revised August 3, 2007

Date of Supplement:  October 22, 2007

The section titled "Advisor, Subadvisors and Portfolio Managers – CSIF Equity" on page 81 of the Prospectus is revised to indicate that Daniel W. Boone, III will resign as Lead Portfolio Manager of the Portfolio, and that Richard B. England will assume Mr. Boone’s role, effective December 31, 2007.

The biographical information for Mr. England, who currently serves on the portfolio management team, is provided on page 81 of the Prospectus.